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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT



                        Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934



                               February 16, 2001
                       ---------------------------------
                                 Date of Report
                       (Date of earliest event reported)




                         Commission File Number 0-27574




                             POWERCERV CORPORATION
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             (Exact name of registrant as specified in its charter)



            FLORIDA                                             59-3350778
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(State or other jurisdiction of                               (I.R.S. Employer
 incorporation or organization)                             Identification No.)




            400 NORTH ASHLEY DRIVE, SUITE 2700, TAMPA, FLORIDA 33602
            --------------------------------------------------------
                   (Address of principal executive offices.)



                                 (813) 226-2600
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              (Registrant's telephone number, including area code)



                                 NOT APPLICABLE
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)





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                      INFORMATION INCLUDED IN THIS REPORT



Items 1 through 4, and 6 through 9 are Not Applicable.
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Item 5.  Other Events.

         On January 12, 2001, Judge Steven D. Merryday dismissed the class action suit, Lifsey et. al. v. Ross, et.al., pending against PowerCerv, finding
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the complaint insufficient as a matter of law to state a claim. In Ordering the dismissal, Judge Merryday held that "[a]lthough the Court harbors substantial doubt that the plaintiffs have sufficient facts at their disposal to properly state a claim, it cannot yet be said that allowing an amended complaint would be futile." On February 16, 2001, an Amended Complaint was filed.
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         PowerCerv and the other defendants will be filing Motions to Dismiss the Amended Complaint, and believe the Amended Complaint, like the original Complaint, will be dismissed, in that it does not contain sufficient facts to properly state a claim.









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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            POWERCERV CORPORATION
                                            (Registrant)


Date:  February 23, 2001                    By: /s/ Marc J. Fratello
                                                -------------------------------
                                                    Marc J. Fratello
                                                    President and CEO









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